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                                                                Exhibit 23.6



                             CONSENT OF COUNSEL


     We consent to the incorporation by reference of the Registration Statement on Form S-4 for Avant! Corporation, effective December 23, 1997, in the Registration Statement on Form S-3 for Avant! Corporation filed on January 12, 1998.


                                                FENWICK & WEST LLP

Palo Alto, CA
January 12, 1998